Weyerhaeuser Company		Exhibit 99.2
Q1.2019 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations

	Q4	Q1
in millions	December 31, 2018	March 31, 2019	March 31, 2018
Net sales	$1,636	$1,643	$1,865
Costs of sales	1,345	1,322	1,348
Gross margin	291	321	517
Selling expenses	22	21	23
General and administrative expenses	82	89	78
Research and development expenses	2	1	2
Other operating costs, net	8	36	10
Operating income	177	174	404
Non-operating pension and other postretirement benefit costs	(218)	(470)	(24)
Interest income and other	24	10	12
Interest expense, net of capitalized interest	(97)	(107)	(93)
Earnings (loss) before income taxes	(114)	(393)	299
Income taxes	21	104	(30)
Net earnings (loss)	$(93)	$(289)	$269

Per Share Information

	Q4	Q1
	December 31, 2018	March 31, 2019	March 31, 2018
Earnings (loss) per share, basic and diluted	$(0.12)	$(0.39)	$0.35
Dividends paid per common share	$0.34	$0.34	$0.32
Weighted average shares outstanding (in thousands):
Basic	748,694	746,603	756,815
Diluted	750,025	746,603	759,462
Common shares outstanding at end of period (in thousands)	746,391	744,767	756,700

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

	Q4	Q1
in millions	December 31, 2018	March 31, 2019	March 31, 2018
Net earnings (loss)	$(93)	$(289)	$269
Non-operating pension and other postretirement benefit costs	218	470	24
Interest income and other	(24)	(10)	(12)
Interest expense, net of capitalized interest	97	107	93
Income taxes	(21)	(104)	30
Operating income	177	174	404
Depreciation, depletion and amortization	125	123	120
Basis of real estate sold	44	48	12
Special items included in operating income	—	20	8
Adjusted EBITDA*	$346	$365	$544

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company		Total Company Statistics
Q1.2019 Analyst Package
Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q4	Q1
in millions	December 31, 2018	March 31, 2019	March 31, 2018
Net earnings (loss)	$(93)	$(289)	$269
Gain on sale of nonstrategic assets	(10)	—	—
Legal charge	—	15	—
Environmental remediation charge	—	—	21
Pension settlement charges	152	345	—
Product remediation charges (recoveries), net	—	—	(15)
Tax adjustment	21	—	—
Early extinguishment of debt charge(1)	—	9	—
Net earnings before special items	$70	$80	$275

	Q4	Q1
	December 31, 2018	March 31, 2019	March 31, 2018
Net earnings (loss) per diluted share	$(0.12)	$(0.39)	$0.35
Gain on sale of nonstrategic assets	(0.01)	—	—
Legal charge	—	0.02	—
Environmental remediation charge	—	—	0.03
Pension settlement charges	0.20	0.47	—
Product remediation charges (recoveries), net	—	—	(0.02)
Tax adjustment	0.03	—	—
Early extinguishment of debt charge(1)	—	0.01	—
Net earnings per diluted share before special items	$0.10	$0.11	$0.36

Selected Total Company Items

	Q4	Q1
in millions	December 31, 2018	March 31, 2019	March 31, 2018
Pension and postretirement costs:
Pension and postretirement service costs	$9	$8	$10
Non-operating pension and other postretirement benefit costs	218	470	24
Total company pension and postretirement costs	$227	$478	$34

(1) During first quarter 2019, we recorded a $12 million pretax ($9 million after-tax) charge related to the early extinguishment of debt.

Weyerhaeuser Company
Q1.2019 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

	December 31, 2018	March 31, 2019	March 31, 2018
in millions
ASSETS
Current assets:
Cash and cash equivalents	$334	$259	$598
Receivables, less discounts and allowances	337	398	481
Receivables for taxes	137	163	24
Inventories	389	451	445
Prepaid expenses and other current assets	152	141	118
Current restricted financial investments held by variable interest entities	253	362	253
Total current assets	1,602	1,774	1,919
Property and equipment, net	1,857	1,917	1,573
Construction in progress	136	102	275
Timber and timberlands at cost, less depletion	12,671	12,586	12,888
Minerals and mineral rights, less depletion	294	291	306
Deferred tax assets	15	18	244
Other assets	312	444	318
Restricted financial investments held by variable interest entities	362	—	362
Total assets	$17,249	$17,132	$17,885

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$500	$—	$—
Current debt (nonrecourse to the company) held by variable interest entities	302	302	209
Borrowings on line of credit	425	245	—
Accounts payable	222	243	245
Accrued liabilities	490	411	457
Total current liabilities	1,939	1,201	911
Long-term debt	5,419	6,156	5,928
Long-term debt (nonrecourse to the company) held by variable interest entities	—	—	302
Deferred tax liabilities	43	34	—
Deferred pension and other postretirement benefits	527	542	1,454
Other liabilities	275	398	299
Total liabilities	8,203	8,331	8,894
Total equity	9,046	8,801	8,991
Total liabilities and equity	$17,249	$17,132	$17,885

Weyerhaeuser Company
Q1.2019 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

	Q4	Q1
in millions	December 31, 2018	March 31, 2019	March 31, 2018
Cash flows from operations:
Net earnings (loss)	$(93)	$(289)	$269
Noncash charges (credits) earnings:
Depreciation, depletion and amortization	125	123	120
Basis of real estate sold	44	48	12
Deferred income taxes, net	(39)	(123)	10
Pension and other postretirement benefits	227	478	34
Share-based compensation expense	11	9	9
Change in:
Receivables, less allowances	117	(77)	(83)
Receivables and payables for taxes	6	(31)	5
Inventories	(5)	(60)	(66)
Prepaid expenses and other current assets	(11)	(5)	(5)
Accounts payable and accrued liabilities	(21)	(82)	(173)
Pension and postretirement benefit contributions and payments	(26)	(14)	(16)
Other	(43)	9	20
Net cash from (used in) operations	$292	$(14)	$136
Cash flows from investing activities:
Capital expenditures for property and equipment	$(130)	$(41)	$(61)
Capital expenditures for timberlands reforestation	(14)	(18)	(20)
Proceeds from note receivable held by variable interest entities	—	253	—
Other	(32)	18	5
Cash from (used in) investing activities	$(176)	$212	$(76)
Cash flows from financing activities:
Cash dividends on common shares	$(254)	$(254)	$(242)
Net proceeds from issuance of long-term debt	—	739	—
Payments of long-term debt	—	(512)	(62)
Proceeds from borrowing on line of credit	425	245	—
Payments on line of credit	—	(425)	—
Payments on debt held by variable interest entities	(209)	—	—
Proceeds from exercise of stock options	—	2	25
Repurchases of common shares	(93)	(60)	—
Other	1	(8)	(7)
Cash from (used in) financing activities	$(130)	$(273)	$(286)

Net change in cash and cash equivalents	$(14)	$(75)	$(226)
Cash and cash equivalents at beginning of period	348	334	824
Cash and cash equivalents at end of period	$334	$259	$598

Cash paid during the period for:
Interest, net of amount capitalized	$73	$127	$105
Income taxes	$15	$50	$17

Weyerhaeuser Company			Timberlands Segment
Q1.2019 Analyst Package
Preliminary results (unaudited)
Segment Statement of Operations (1)
in millions		Q4.2018	Q1.2019	Q1.2018
Sales to unaffiliated customers		$448	$431	$490
Intersegment sales		128	125	142
Total net sales		576	556	632
Costs of sales		446	413	422
Gross margin		130	143	210
Selling expenses		—	1	1
General and administrative expenses		24	22	22
Research and development expenses		1	1	2
Other operating income, net		(2)	(1)	(4)
Operating income and Net contribution to earnings		$107	$120	$189
(1)  In January 2019, we changed the way we report our Canadian Forestlands operations, which are primarily operated to supply Weyerhaeuser’s Canadian Wood Products manufacturing facilities. As a result, we no longer report related intersegment sales in the Timberlands segment and we will now record the minimal associated third-party log sales in the Wood Products segment. These collective transactions did not contribute any earnings to the Timberlands segment. We have conformed prior period presentation with the current period.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*
in millions		Q4.2018	Q1.2019	Q1.2018
Operating income		$107	$120	$189
Depreciation, depletion and amortization		81	73	79
Adjusted EBITDA*		$188	$193	$268
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items
in millions		Q4.2018	Q1.2019	Q1.2018
Total decrease (increase) in working capital(2)		$(7)	$(24)	$(40)
Cash spent for capital expenditures		$(35)	$(26)	$(28)
(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(3)
		Q4.2018	Q1.2019	Q1.2018
Third Party Net Sales (millions)	Delivered logs:
	West	$221	$205	$266
	South	153	159	157
	North	29	29	25
	Total delivered logs	403	393	448
	Stumpage and pay-as-cut timber	20	9	15
	Recreational and other lease revenue	15	15	14
	Other revenue	10	14	13
	Total	$448	$431	$490
Delivered Logs Third Party Sales Realizations (per ton)	West	$112.58	$106.92	$131.59
	South	$34.38	$35.35	$34.83
	North	$57.27	$59.68	$60.79
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	1,958	1,920	2,019
	South	4,417	4,499	4,510
	North	497	494	404
Fee Harvest Volumes (tons, thousands)	West	2,463	2,385	2,443
	South	6,849	6,492	6,751
	North	620	627	549
(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company		Real Estate, Energy & Natural Resources Segment
Q1.2019 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q4.2018	Q1.2019	Q1.2018
Net sales		$102	$118	$51
Costs of sales		52	56	19
Gross margin		50	62	32
General and administrative expenses		7	7	7
Operating income		43	55	25
Interest income and other		1	—	—
Net contribution to earnings		$44	$55	$25

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2018	Q1.2019	Q1.2018
Operating income		$43	$55	$25
Depreciation, depletion and amortization		3	3	4
Basis of real estate sold		44	48	12
Adjusted EBITDA*		$90	$106	$41
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions		Q4.2018	Q1.2019	Q1.2018
Cash spent for capital expenditures		$—	$—	$—

Segment Statistics

		Q4.2018	Q1.2019	Q1.2018
Net Sales (millions)	Real Estate	$81	$96	$34
	Energy and Natural Resources	21	22	17
	Total	$102	$118	$51
Acres Sold	Real Estate	31,833	38,834	21,771
Price per Acre	Real Estate	$2,479	$2,424	$1,539
Basis as a Percent of Real Estate Net Sales	Real Estate	54%	50%	35%

Weyerhaeuser Company			Wood Products Segment
Q1.2019 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations (1)
in millions		Q4.2018	Q1.2019	Q1.2018
Net sales		$1,087	$1,094	$1,324
Costs of sales		1,003	967	1,020
Gross margin		84	127	304
Selling expenses		20	19	21
General and administrative expenses		33	35	34
Research and development expenses		1	—	—
Other operating costs (income), net		4	4	(21)
Operating income and Net contribution to earnings		$26	$69	$270

(1) In January 2019, we changed the way we report our Canadian Forestlands operations, which are primarily operated to supply Weyerhaeuser’s Canadian Wood Products manufacturing facilities. As a result, we will now record the minimal associated third-party log sales in the Wood Products segment. These transactions do not contribute any earnings to the Wood Products segment. We have conformed prior period presentation with the current period.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*
in millions		Q4.2018	Q1.2019	Q1.2018
Operating income		$26	$69	$270
Depreciation, depletion and amortization		40	46	36
Special items		—	—	(20)
Adjusted EBITDA*		$66	$115	$286
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)
in millions		Q4.2018	Q1.2019	Q1.2018
Product remediation (charges) recoveries, net		$—	$—	$20

Selected Segment Items
in millions		Q4.2018	Q1.2019	Q1.2018
Total decrease (increase) in working capital(2)		$83	$(155)	$(226)
Cash spent for capital expenditures		$(107)	$(30)	$(52)
(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics
in millions, except for third party sales realizations		Q4.2018	Q1.2019	Q1.2018
Structural Lumber (volumes presented in board feet)	Third party net sales	$427	$444	$569
	Third party sales realizations	$388	$392	$498
	Third party sales volumes(3)	1,099	1,133	1,140
	Production volumes	1,095	1,145	1,160
Engineered Solid Section (volumes presented in cubic feet)	Third party net sales	$121	$116	$129
	Third party sales realizations	$2,139	$2,218	$2,088
	Third party sales volumes(3)	5.7	5.2	6.2
	Production volumes	5.3	5.9	6.3
Engineered I-joists (volumes presented in lineal feet)	Third party net sales	$75	$70	$78
	Third party sales realizations	$1,696	$1,709	$1,585
	Third party sales volumes(3)	44	41	49
	Production volumes	37	44	56
Oriented Strand Board (volumes presented in square feet 3/8")	Third party net sales	$167	$160	$232
	Third party sales realizations	$252	$223	$314
	Third party sales volumes(3)	665	717	739
	Production volumes	691	729	734
Softwood Plywood (volumes presented in square feet 3/8")	Third party net sales	$42	$44	$50
	Third party sales realizations	$396	$383	$438
	Third party sales volumes(3)	104	115	115
	Production volumes	96	98	97
Medium Density Fiberboard (volumes presented in square feet 3/4")	Third party net sales	$39	$38	$43
	Third party sales realizations	$835	$846	$839
	Third party sales volumes(3)	47	44	51
	Production volumes	52	45	50
(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company		Unallocated Items
Q1.2019 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and postretirement costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Contribution to Earnings

in millions	Q4.2018	Q1.2019		Q1.2018
Unallocated corporate function and variable compensation expense	$(28)	$(19)		$(18)
Liability classified share-based compensation	8	(4)		—
Foreign exchange gain (loss)	5	(3)		(2)
Elimination of intersegment profit in inventory and LIFO	24	(5)		(21)
Other	(8)	(39)		(39)
Operating income (loss)	1	(70)		(80)
Non-operating pension and other postretirement benefit costs	(218)	(470)		(24)
Interest income and other	23	10		12
Net contribution to earnings (loss)	$(194)	$(530)		$(92)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q4.2018	Q1.2019		Q1.2018
Operating income (loss)	$1	$(70)		$(80)
Depreciation, depletion and amortization	1	1		1
Special items	—	20		28
Adjusted EBITDA*	$2	$(49)		$(51)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q4.2018	Q1.2019		Q1.2018
Environmental remediation insurance charge	$—	$—		$(28)
Legal charge	—	(20)		—
Special items included in operating income (loss)	—	(20)		(28)
Pension settlement charges(1)	(200)	(455)	—	—
Gain on sale of nonstrategic assets	13	—		—
Special items included in net contribution to earnings (loss)	$(187)	$(475)		$(28)
(1) First quarter 2019 includes a noncash pension settlement charge related to the transfer of pension assets and liabilities through the purchase of a group annuity contract. Fourth quarter 2018 includes a noncash pension settlement charge related to a lump sum offer for our U.S. qualified pension plan.

Unallocated Selected Items

in millions	Q4.2018	Q1.2019		Q1.2018
Cash spent for capital expenditures	$(2)	$(3)		$(1)